                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS
The Sponsors and Trustee of
Defined Asset Funds--Government Securities Income Fund--GNMA Series--1K

We consent to the use in this Post-Effective Amendment No. 10 to Registration Statement No. 33-21457 of our opinion dated November 20, 1998 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Miscellaneous--Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
December 4, 1998